UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2009
PS BUSINESS PARKS, INC.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	1-10709 (Commission file number)	95-4300881 (I.R.S. employer identification number)
701 Western Avenue, Glendale, California 91201-2397
(Address of principal executive offices)
Registrant’s telephone number, including area code: (818) 244-8080
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-(c))

Item 7.01. Regulation FD Disclosure
On August 10, 2009, PS Business Parks, Inc. issued a press release announcing the commencement of a public offering of its common stock. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 and in Exhibit 99.1 are being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibit 99.1. Press Release, dated August 10, 2009, announcing commencement of public offering of common stock.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: August 10, 2009	PS BUSINESS PARKS, INC. (Registrant)
	By:	/s/ Edward A. Stokx
		Name:	Edward A. Stokx
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 10, 2009.